UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 9, 2007 (July 4, 2007)
PREGIS HOLDING II CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-130353-04 (Commission File Number)	20-3321581 (I.R.S. employer Identification Number)
1650 Lake Cook Road
Deerfield, Illinois 60015
(Address of principal executive offices)
Registrant’s telephone number, including area code: (847) 597-2200
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
On July 4, 2007, Pregis Corporation, through its wholly owned subsidiary Pregis GmbH (the “Company”) entered into a sale and purchase agreement (the “Agreement”) with Mirto Trading LTD (the “Seller”) and Mr. Birliba Mihai, Ms. Olariu Angela, Mr. Mitrea Florin and Pro Logistics S.R.L. (collectively, the “Former Shareholders”) pursuant to which the Company acquired all of the outstanding share capital of Petroflax S.A. (the “Acquisition”). Based in Romania, Petroflax is a leading producer and distributor of foam-based products.
Under the Share Purchase Agreement, the Company paid total consideration of 8.5 million Euro (approximately $11.5 million), including 8.2 million Euro (approximately $11.1 million) for 90% of the share capital of Petroflax, representing 100% of Petroflax’s outstanding share capital, and 0.3 million Euro (approximately $0.4 million) for certain capital investments, as defined. The purchase price for the Acquisition was funded by Pregis’s cash-on-hand.
The foregoing description of the Acquisition and the Agreement is qualified in its entirety by reference to the Agreement, a copy of which is attached hereto as Exhibit 2.1, and incorporated herein by reference.
Item 2.01 Completion of Acquisition or Disposition of Assets.
On July 4, 2007, Pregis Corporation completed the acquisition of all of the outstanding share capital of Petroflax S.A., pursuant to the terms set forth in the Agreement as described above. The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference in its entirety.
On July 5, 2007, Pregis Corporation issued a press release announcing the Acquisition. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.
Item 9.01 Financial Statements and Exhibits.
(a)	Financial Statements of Businesses Acquired.

The financial information that is required pursuant to this Item will be filed by amendment not later than 71 calendar days after the date that this initial report on Form 8-K is required to be filed.

(b)	Pro forma Financial Information.

The pro forma financial information that is required pursuant to this Item will be filed by amendment not later than 71 calendar days after the date that this initial report on Form 8-K is required to be filed.

(d)	Exhibits.

Exhibit 2.1	Sale and Purchase Agreement dated as of July 4, 2007 between Mirto Trading LTD, Mr. Birliba Mihai, Ms. Olariu Angelica, Mr. Mitrea Florin, Pro Logistics S.R.L, and Pregis GmbH.

Exhibit 99.1	Press release of Pregis Corporation issued July 5, 2007.
SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

          Dated: July 9, 2007

PREGIS HOLDING II CORPORATION
By:	/s/ Steven C. Huston
	Name:	Steven C. Huston
	Title:	Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 2.1	Sale and Purchase Agreement dated as of July 4, 2007 between Mirto Trading LTD, Mr. Birliba Mihai, Ms. Olariu Angelica, Mr. Mitrea Florin, Pro Logistics S.R.L, and Pregis GmbH.

Exhibit 99.1	Press release of Pregis Corporation issued July 5, 2007.

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